EXECUTION COPY

Exhibit 10.4

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is dated as of June 23, 2006, among Merisant Company, a Delaware corporation (the “Borrower”), Merisant Worldwide, Inc., a Delaware corporation, formerly known as Tabletop Holdings, Inc. (“Holdings”), the Subsidiary Guarantors named on the signature pages hereto, each of the Lenders listed on the signature page hereto and Credit Suisse, Cayman Islands Branch (formerly Credit Suisse First Boston), as agent for the Lenders and Issuers (in such capacity, the “Administrative Agent”).

RECITALS

A.            The Borrower, Holdings, the Lenders, the Issuers, the Administrative Agent, Credit Suisse, Cayman Islands Branch (formerly Credit Suisse First Boston), as sole arranger and book manager, Wachovia Bank, National Association, as syndication agent, and JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA) and Fortis Capital Corp., as co-documentation agents are parties to that certain Credit Agreement, dated as of July 11, 2003, as amended by that certain First Amendment dated as of July 2, 2004, that certain Second Amendment dated as of October 20, 2004, that certain Third Amendment dated as of March 11, 2005 and that certain Limited Waiver and Fourth Amendment dated as of March 29, 2006 (as amended hereby and as further amended or otherwise modified, the “Credit Agreement”).

B.            In connection with Borrower’s incurrence of Second Lien Indebtedness as herein defined, Borrower, Holdings, the Lenders parties hereto and the Administrative Agent desire to make certain amendments to the Credit Agreement and grant and obtain certain consents as herein set forth, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the respective representations, warranties, covenants and agreements set forth in this Amendment, and intending to be legally bound, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS

All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Credit Agreement, as amended by this Amendment. The principles of interpretation set forth in Section 1.4 of the Credit Agreement shall apply to the provisions of this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference contained in the Credit Agreement, each reference to “this Agreement”, “the Credit Agreement” and each other similar reference contained in the Credit Agreement, and other Loan Documents and shall on and after the Amendment Effective Date refer to the Credit Agreement as amended by this Amendment. This Amendment constitutes a “Loan Document” as defined in the Credit Agreement.

ARTICLE 2
AMENDMENTS TO CREDIT AGREEMENT

2.1.         Amendments to Definitions. Section 1.1 of the Credit Agreement is hereby amended by adding certain definitions, and by revising certain definitions, in each case as set forth on Schedule 2.1 hereto.

2.2.         Other Amendments. The Credit Agreement is hereby amended by amending certain Sections and by adding certain provisions, in each case as set forth on Schedule 2.2 attached hereto.

ARTICLE 3
INTERCREDITOR AGREEMENT

3.1.         Intercreditor Agreement. (a)  Each of the undersigned Lenders hereby (1) consents to the terms of the Intercreditor Agreement, a copy of which is attached hereto, and agrees to be bound thereby, (2) authorizes and directs the Administrative Agent to enter into the Intercreditor Agreement on its behalf, and (3) authorizes the Administrative Agent to take all actions and execute all documents required or deemed advisable by the Administrative Agent in accordance with the terms of the Intercreditor Agreement. Each of the undersigned Lenders confirms the obligations of the Lenders pursuant to Section 8.5 of the Credit Agreement to indemnify the Administrative Agent from and against each Lender’s aggregate Pro Rata Portion of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements (including reasonable fees and disbursements of legal counsel) of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against, the Administrative Agent or any of its Affiliates, directors, officers, employees, agents and advisors in any way relating to or arising out of the Administrative Agent’s actions pursuant to this Section 3.1.

(b)      The terms of the Intercreditor Agreement shall be binding on all Lenders, their successors and assigns.

ARTICLE 4
EFFECTIVENESS

4.1.         Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions is satisfied:

(a)           there shall have been delivered to the Administrative Agent (i) counterparts of this Amendment executed by the requisite number of Lenders pursuant to Section 9.1 of the Credit Agreement, the Borrower, Holdings and the Subsidiary Guarantors named on the signature pages hereof, and (ii) counterparts of the Intercreditor Agreement, executed by the Second Lien Agent therein named and acknowledged by the Borrower, Holdings and the Subsidiary Guarantors;

(b)           the Administrative Agent shall have received all fees and accrued and unpaid costs and expenses (including reasonable legal fees and expenses) required to be paid on or prior to the Amendment Effective Date pursuant to the Credit Agreement or this Amendment;

(c)           contemporaneously with the effectiveness of this Amendment, the closing and funding of term loans in the principal amount of $85,000,000 under the Second Lien Credit Agreement shall occur and the portion of the Net Cash Proceeds of such loans required to prepay the Obligations in accordance with Section 2.9(a)(4) shall have been applied in accordance with Section 2.9(c) of the Credit Agreement;

(d)           the Administrative Agent shall have received a certificate of a Responsible Officer, dated as of the Amendment Effective Date, (i) certifying that the Second Lien Credit Agreement and the Second Lien Collateral Documents have been executed and delivered by the parties thereto in the form delivered to the Administrative Agent, and such agreements satisfy the requirements of Section 6.20(a) of the Credit Agreement as amended hereby, and (ii) demonstrating that after giving effect to the application of the Net Cash Proceeds of the loans under the Second Lien Credit Agreement, the One-Time Consolidated First Lien Leverage Ratio is less than or equal to 3.0x;

(e)           The Borrower shall have delivered a copy of the opinion delivered pursuant to Section 3.1(a)(v)(A) of the Second Lien Credit Agreement, which opinion shall either be addressed to the First

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Lien Agent and the First Lien Lenders (and their permitted successors and assigns) or accompanied by a reliance letter executed by the law firm rendering such opinion and addressed to the First Lien Agent and the First Lien Lenders, permitting them (and their permitted successors and assigns) to rely on such opinion to the same extent as if it were addressed to them; and

(f)            Such other certificates, documents, agreements and information respecting any Loan Party as the Requisite Lenders may require.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES

To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower and Holdings, jointly and severally, represent and warrant to the Administrative Agent, each Issuer and each Lender as set forth in Schedule 5.1 attached hereto. The representations and warranties in Schedule 5.1 shall survive the execution and delivery of this Amendment and the Amendment Effective Date.

ARTICLE 6
MISCELLANEOUS

6.1.         No Other Amendments; Reservation of Rights; No Waiver; Ratification and Confirmation. Other than as otherwise expressly provided herein, this Amendment shall not be deemed to operate as an amendment or waiver of, or to prejudice, any right, power, privilege or remedy of any Secured Party under the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude any Secured Party from refusing to enter into any further amendments with respect to the Credit Agreement or any other Loan Document. This Amendment shall not constitute a waiver of compliance (i) with any covenant or other provision in the Credit Agreement or any other Loan Document or (ii) of the occurrence or continuance of any present or future Default or Event of Default. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain unchanged and in full force and effect without interruption or impairment of any kind.

6.2.         Governing Law. This Amendment will be governed by and construed in accordance with the laws of the State of New York.

6.3.         Headings; Schedules; Counterparts; Severability. The article and section headings contained in this Amendment are inserted for convenience only and will not affect in any way the meaning or interpretation of this Amendment. All Schedules attached hereto are incorporate herein as if fully set forth herein. This Amendment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Amendment may be delivered by exchange of copies of the signature page by facsimile transmission or other electronic transmission. The provisions of this Amendment will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Amendment, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.

6.4.         Costs; Expenses. Regardless of whether the transactions contemplated by this Amendment are consummated, the Borrower and Holdings, jointly and severally, agree to pay to the Administrative Agent on demand all out-of-pocket costs and expenses of the Administrative Agent

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incurred in connection with the preparation, execution and delivery of this Amendment, including the fees and expenses of legal counsel to the Administrative Agent.

6.5.         Assignment; Binding Effect. No party may assign either this Amendment or any of its rights, interests or obligations hereunder except in the manner specified for an assignment in respect of the Credit Agreement in Section 9.2 of the Credit Agreement. All of the terms, agreements, covenants, representations, warranties and conditions of this Amendment are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors and permitted assigns.

6.6.         Waiver of Claims. Each of the Borrower and Holdings acknowledges and agrees that, as of the date hereof: (a) none of the Borrower, Holdings, or, to the knowledge of the Borrower, any of their Subsidiaries or Affiliates has any claim or cause of action against any of the Lenders or the Administrative Agent, the Arranger, the Syndication Agent or the Co-Documentation Agents (collectively, the “Agents”), or any of their directors, officers, employees, attorneys or agents; (b) none of the Borrower, Holdings or, to the knowledge of the Borrower, any of their Subsidiaries or Affiliates has offset rights, counterclaims or defenses of any kind against any of their obligations, indebtedness or liabilities to any of the Lenders or the Agents; and (c) each of the Lenders and the Agents has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrower, Holdings and, to the knowledge of the Borrower, each of their Subsidiaries and Affiliates. The Lenders and the Agents wish (and the Borrower and Holdings agree) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Lenders or the Agents. Therefore, each of the Borrower and Holdings on its own behalf and on behalf of each of its respective successors and assigns, hereby waives, releases and discharges the Lenders and the Agents and all of their directors, officers, employees, attorneys and agents, from any and all claims, demands, actions or causes of action existing as of the date of this Amendment and arising out of or in any way relating to the Loan Documents and any documents, instruments, agreements (including this Amendment), dealings or other matters connected with the Loan Documents, including, without limitation, all known and unknown matters, claims, transactions or things occurring on or prior to the date of this Amendment related to the Loan Documents. The waivers, releases, and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur prior to or on the date hereof.

6.7.         Affirmation. Each of the Borrower, Holdings, and each of the undersigned Subsidiary Guarantors ratifies and confirms that (i) each Collateral Document, Guaranty and other Loan Document previously executed by it continues in full force and effect and is not released, diminished, impaired, reduced, or otherwise adversely affected, and continues in full force in effect, and all of the obligations of Borrower, Holdings, and the Subsidiary Guarantors thereunder are hereby ratified and confirmed, (ii) each Collateral Document previously executed by it continues to secure the full payment and performance of the Obligations, and (iii) all Liens granted, conveyed, or assigned to Administrative Agent thereunder remain in full force and effect and are not released or reduced and continue to secure full payment and performance of the Obligations. Each of the undersigned Subsidiary Guarantors consents to the terms of this Amendment, and without limiting the generality of the foregoing, specifically consents to and agrees to be bound by new Section 5.14 of the Credit Agreement.

6.8.         No Prior Notice of Prepayment Required, etc. On the Amendment Effective Date the Borrower will make mandatory and optional prepayments of Loans. With respect to such optional prepayments, the Lenders agree that the following requirements set forth in Section 2.8 of the Credit Agreement shall not apply:  requirement for advance notice of optional prepayments, and requirement that prepayments be in integral multiples of $1,000,000 or €1,000,000

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6.9.         Entire Agreement. The Credit Agreement as amended by this Amendment, together with the Exhibits and Schedules thereto that are delivered pursuant thereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter of the Credit Agreement as amended by this Amendment and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter of the Credit Agreement as amended by this Amendment.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed this Amendment, or caused this Amendment to be executed by their authorized representatives, as of the date stated in the introductory paragraph of this Amendment.

BORROWER AND HOLDINGS:

MERISANT COMPANY
MERISANT WORLDWIDE, INC.,
f/k/a Tabletop Holdings, Inc.

		By:	/s/ Anthony J. Nocchiero
		Name:	Anthony J. Nocchiero
		Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:

MERISANT FOREIGN HOLDINGS I, INC.		MERISANT US, INC.

By:	/s/ Jonathan W. Cole	By:	/s/ Jonathan W. Cole
Name:	Jonathan W. Cole	Name:	Jonathan W. Cole
Title:	General Counsel	Title:	General Counsel

WHOLE EARTH SWEETENER COMPANY LLC

By:	/s/ Jonathan W. Cole
Name:	Jonathan W. Cole
Title:	General Counsel

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CREDIT SUISSE,
Cayman Islands Branch,
as Administrative Agent

By:	/s/ Megan Kane
Name:	Megan Kane
Title:	Director

By:	/s/ Didier Siffer
Name:	Didier Siffer
Title:	Director

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BEAR STEARNS INVESTMENT PRODUCTS INC.

By:	/s/ Jonathan Weiss
Name:	Jonathan Weiss
Title:	Authorized Signatory

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BLT I LLC

By:	/s/ Robert Healey
Name:	Robert Healey
Title:	Director

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COPERNICUS EURO CDO-I B.V.

By:	/s/ Appu Mundassery
Name:	Appu Mundasesery
Title:	Director

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COPERNICUS EUO CDO-II B.V.

By:	/s/ Appu Mundassery
Name:	Appu Mundassery
Title:	Director

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CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Barry Zamore
Name:	Barry Zamore
Title:	Managing Director

By:	/s/ Robert Healey
Name:	Robert Healey
Title:	Director

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CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Barry Zamore
Name:	Barry Zamore
Title:	Managing Director

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ELF FUNDING TRUST I

By:	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name:	Chad Schramek
Title:	Assistant Treasurer

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EMERALD ORCHARD

By:	/s/ Wendy Cheung
Name:	Wendy Cheung
Title:	Authorized Signatory

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FIRST TRUST/HIGHLAND CAPITAL FLOATING RATE INCOME FUND

By:	/s/ Mark Okada
Name:	Mark Okada
Title:	Executive Vice President

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FIRST TRUST/HIGHLAND CAPITAL FLOATING RATE INCOME FUND II

By:	/s/ Mark Okada
Name:	Mark Okada
Title:	Executive Vice President

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FREESTYLE SPECIAL OPPORTUNITIES MASTER FUND, LTD.

By:	/s/ Adrian Mackay
Name:	Adrian Mackay
Title:	Managing Member of Freestyle Fund Services Company LLC, Investment Manager

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GLEANEAGLES CLO, LTD.

By:	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name:	Chad Schramek
Title:	Assistant Treasurer

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GRAND CENTRAL ASSET TRUST, HLD SERIES

By:	/s/ Beata Konopko
Name:	Beata Konopko
Title:	As attorney in fact

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HIGHLAND CREDIT OPS CDO LTD.

By:	/s/ Jose Muyorga
Name:	Jose Muyorga
Title:	Officer

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HIGHLAND FLOATING RATE ADVANTAGE FUND

By:	/s/ Mark Okada
Name:	Mark Okada
Title:	Executive Vice President

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HIGHLAND FLOATING RATE LLC

By:	/s/ Mark Okada
Name:	Mark Okada
Title:	Executive Vice President

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HIGHLAND LOAN FUNDING V LTD.

By:	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name:	Chad Schramek
Title:	Assistant Treasurer

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JASPER CLO LTD.

By:	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name:	Chad Schramek
Title:	Assistant Treasurer

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LANDMARK I CDO LIMITED

By:	Aladdin Capital Management, LLC, As Manager

By:	/s/ Thomas E. Bancroft
Name:	Thomas E. Bancroft
Title:	Authorized Signatory

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LANDMARK II CDO LIMITED

By:	Aladdin Capital Management, LLC, As Manager

By:	/s/ Thomas E. Bancroft
Name:	Thomas E. Bancroft
Title:	Authorized Signatory

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LANDMARK III CDO LIMITED

By:	Aladdin Capital Management, LLC, As Manager

By:	/s/ Thomas E. Bancroft
Name:	Thomas E. Bancroft
Title:	Authorized Signatory

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LANDMARK V CDO LIMITED

By:	Aladdin Capital Management, LLC, As Manager

By:	/s/ Thomas E. Bancroft
Name:	Thomas E. Bancroft
Title:	Authorized Signatory

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LIBERTY CLO, LTD.

By:	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name:	Chad Schramek
Title:	Assistant Treasurer

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LIBERTY MUTUAL INSURANCE COMPANY

By:	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name:	Chad Schramek
Title:	Assistant Treasurer

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LOAN FUNDING IV LLC

By:	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name:	Chad Schramek
Title:	Assistant Treasurer

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LOAN FUNDING VII LLC

By:	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name:	Chad Schramek
Title:	Assistant Treasurer

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LOAN STAR STATE TRUST

By:	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name:	Chad Schramek
Title:	Assistant Treasurer

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OLIGRA 43

By:	/s/ Wendy Cheung
Name:	Wendy Cheung
Title:	Authorized Signatory

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PIONEER FLOATING RATE TRUST

By:	/s/ Mark Okada
Name:	Mark Okada
Title:	Executive Vice President

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RESTORATION FUNDING CLO, LTD

By:	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name:	Chad Schramek
Title:	Assistant Treasurer

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SOUTHFORK CLO, LTD.

By:	Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
Name:	Chad Schramek
Title:	Assistant Treasurer

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Schedule 2.1
Amendments to Definitions
and Addition of New Definitions

1.             Amendments to Definitions. The definitions set forth below are amended as set forth below:

The definition of “Consolidated EBITDA” is amended by adding the following after the words “any cash expenses incurred in connection with” now appearing in clause (j) thereof;  “(i) the negotiation, execution and closing of the Second Lien Credit Agreement, and any waiver of a “Default” or “Event of Default” (as each of such terms are defined in the Second Lien Credit Agreement), and any amendment to such Second Lien Credit Agreement, including the fees and expenses of any attorneys and financial advisers retained by the Administrative Agent (as defined in the Second Lien Credit Agreement) pursuant thereto, and (ii)”

The definition of “Continuing Directors” is amended by adding the following after the phrase “66 2/3%” appearing therein:  “(exclusive of the effect of any ownership by the Permitted Noteholder Investors)”.

The definition of “Disposition” is amended by adding the following after the words “collection of any accounts” now appearing in clause (i) thereof:  “but excluding the granting in the ordinary course of business of nonexclusive licenses of Intellectual Property of the Borrower and its Subsidiaries in respect of which neither the Borrower nor any Subsidiary is to receive any monetary consideration”.

The definition of “Equity Issuance” is amended by deleting clause (iv) thereof in its entirety and replacing “; or” at the end of clause (iii) thereof with a period.

The definition of “Holdings Permitted Preferred Stock” is amended in its entirety to read as follows (with the new language underlined and the deleted language shown as stricken):

“Holdings Permitted Preferred Stock” means any ~~privately issued~~ preferred Capital Stock issued by Holdings in a transaction ~~not resulting in an Event of Default, is not-redeemable prior to the date six months after the Tranche B Term Loan Maturity Date and~~ which, (a) (i) a Default or Event of Default is not continuing after giving effect to the issuance of such Capital Stock, and (ii) is not Disqualified Capital Stock, or (b) does not otherwise confer upon the holders of such preferred Capital Stock any rights or impose obligations on Holdings, that, taken as a whole, would be materially adverse to the interests of Holdings or the Lenders as determined by the Administrative Agent in the exercise of its reasonable discretion.

The definition of “Holdings Permitted PIK Notes” is deleted in its entirety.

The definition of “Loan Documents” is amended by adding the following after the words “Collateral Documents”:  “, the Intercreditor Agreement”.

The definition of “Net Cash Proceeds” is amended as follows:  in clause (a)(i), the parenthetical is revised to read “(other than any Lien pursuant to a Security Document or a Junior Lien Document)”.

The definition of “Net Cash Proceeds” is further amended as follows:  in clause (b), the parenthetical that reads “(or, solely for purposes of Section 6.6(vii), any issuance of Holdings Permitted PIK Notes or Holdings Permitted Preferred Stock)” is deleted.

The definition of “Obligations” is amended in its entirety to read as follows:

“Obligations” means the Loans, the Letter of Credit Obligations and all other amounts, obligations, covenants and duties owing by the Borrower to the Administrative Agent, any Lender, any Issuer, any Affiliate of any of them or any Indemnitee, of every type and description (whether by reason of an extension of credit, opening or amendment of a letter of credit or payment of any draft drawn thereunder, loan, guaranty, indemnification, foreign exchange or currency swap transaction, interest rate hedging transaction or otherwise), present or future, arising under this Agreement or any other Loan Document, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired and whether or not evidenced by any note, guaranty or other instrument or for the payment of money, and includes all letter of credit and other fees, interest, charges, expenses, fees, attorneys’ fees and disbursements, and all other sums chargeable to the Borrower under this Agreement or any other Loan Document, and including interest and fees accruing after the maturity of the Loans and Reimbursement Obligations and interest and fees accruing after the filing of any petition or assignment in bankruptcy, or the commencement of any insolvency, reorganization, plan of arrangement or like proceeding, relating to the Borrower or an Affiliate of the Borrower, whether or not a claim for post-filing or post-petition interest and fees is allowed in such proceeding,  and all obligations of the Borrower to provide cash collateral for Letter of Credit Obligations.

The definition of “Permitted Junior Lien Indebtedness” (and Schedule 6.2(xiv) which is referenced therein) are each deleted in their entirety.

The definition of “Senior Subordinated Initial Notes” is amended in its entirety to read as follows (with the new language underlined and the deleted language shown as stricken):

“Senior Subordinated Initial Notes” means the 9½% senior subordinated notes in an aggregate principal amount ~~not to exceed~~of $225,000,000 issued on ~~the Closing Date~~July 11, 2003 by Borrower and guaranteed by the Guarantors under the Senior Subordinated Notes Indenture.

The definition of “Senior Subordinated Notes” is amended in its entirety to read as follows (with the new language underlined and the deleted language shown as stricken):  “Senior Subordinated Notes” means the Senior Subordinated Initial Notes.

The definition of “Senior Subordinated Notes Indenture” is amended in its entirety to read as follows (with the new language underlined and the deleted language shown as stricken):  “Senior Subordinated Notes Indenture” means the Indenture, dated as of ~~the Closing Date~~ July 11, 2003 among Holdings, the Borrower, certain subsidiaries of the Borrower, and Wells Fargo Bank Minnesota, National Association, as Trustee.

The definition of “Wholly Owned Subsidiary” is amended by striking the phrase “directly or through other Wholly Owned Subsidiaries” now occurring in each of clause (i) and (ii)(A)

thereof, and substituting the following therefor:  “directly or indirectly through other Wholly Owned Subsidiaries”.

2.             Addition of New Definitions. The definitions set forth below are hereby added to the Credit Agreement in the proper alphabetical sequence.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Disqualified Capital Stock” means, with respect to any Person, any Capital Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:  (a) matures or is mandatorily redeemable (other than redeemable only for Capital Stock of such Person which is not itself Disqualified Capital Stock) pursuant to a sinking fund obligation or otherwise; (b) is convertible or exchangeable at the option of the holder for Indebtedness or Disqualified Capital Stock; or (c) is mandatorily redeemable or must be purchased upon the occurrence of certain events or otherwise, in whole or in part, in each case on or prior to the date that is 272 days after the latest of the Scheduled Termination Date, the Tranche A (Euro) Term Loan Maturity Date and the Tranche B Term Loan Maturity Date; provided, however, that any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof the right to require such Person to purchase or redeem such Capital Stock upon the occurrence of an “asset sale” or “change in control” occurring prior to the date which is seventeen (17) months after the latest of the Scheduled Termination Date, the Tranche A (Euro) Term Loan Maturity Date and the Tranche B Term Loan Maturity Date shall not constitute Disqualified Capital Stock if (i) such “asset sale” or “change of control” provisions applicable to such Capital Stock are not more favorable to the holders of such Capital Stock than the terms applicable to the Loan Documents and described under Sections 6.4, 6.5 and 7.1(k) and (l), and (ii) any such requirement only becomes operative after compliance with such terms applicable to the Loan Documents, including the issuance of any Indebtedness thereunder.

“Intercreditor Agreement” means that certain Intercreditor Agreement dated as of June 23, 2006 by and between the Administrative Agent as First Lien Agent (as therein defined) and the Second Lien Agent therein named, and acknowledged by the Borrower, Holdings and the Subsidiary Guarantors.

“Junior Lien Documents” means the Second Lien Credit Documents and all documents, agreements and instruments governing, evidencing or securing the Permitted Additional Secured Indebtedness, if any.

“Junior Lien Indebtedness” means the Second Lien Indebtedness and any Permitted Additional Secured Indebtedness.

“Merisant Netherlands” means Merisant Netherlands, B.V.

“Permitted Additional Secured Indebtedness” means non-amortizing Indebtedness issued solely by Holdings or the Borrower that (a) does not provide on its terms for any scheduled repayment, mandatory redemption or sinking fund obligation prior to at least six months after the latest of the Scheduled Termination Date, the Tranche A (Euro) Term Loan Maturity Date and the Tranche B Term Loan Maturity Date, (b) is in an

original aggregate principal amount not to exceed $75,000,000, (c) bears interest payable only in-kind until at least six-months after the latest of the Scheduled Termination Date, the Tranche A (Euro) Term Loan Maturity Date and the Tranche B Term Loan Maturity Date, (d)(i)(A) the provisions (including the covenants (other than the lien covenant), events of default, subsidiary guarantees and other terms (other than interest rate and redemption premiums)), are less restrictive of Holdings, the Borrower and their Subsidiaries than those in the Loan Documents (or if more restrictive, the Loan Documents shall be amended to the extent necessary to make such provisions less restrictive) and (B) such provisions and the lien covenant are on market terms for similar Indebtedness of similar issuers at the time of issuance or (ii) is evidenced and secured by documents that are satisfactory to the Requisite Lenders (including without limiting the generality of the foregoing that the terms and provisions thereof and the lien covenant do not otherwise confer upon the holders of such Indebtedness (or the trustee or other representative on their behalf) any rights or impose obligations on Holdings or the Borrower or their respective Subsidiaries, that would be materially adverse to the interests of Holdings, the Borrower, their respective Subsidiaries or the Lenders), (e) is secured by Liens only on the Collateral, which Liens shall rank junior in priority to the Liens on the Collateral created under the Second Lien Credit Documents and the Collateral Documents, (f) shall be subject to an intercreditor agreement reasonably acceptable to the Requisite Lenders and the required percentage of lenders (as required by the Second Lien Credit Agreement), (g) no Subsidiary is an obligor (i) that is not a Subsidiary Guarantor, or (ii) that directly owns the Capital Stock of any Excluded Foreign Subsidiary, (h) is issued by Holdings or the Borrower, as the case may be, in exchange for, or in respect of the refinancing, refunding, repayment, satisfaction or defeasance of the Senior Subordinated Discount Notes or Senior Subordinated Notes (including any accrued interest, premium or fee payable in connection with such exchange, refinancing, refunding, repayment, satisfaction or defeasance), (i) immediately after giving effect to such issuance of Indebtedness, Holdings, the Borrower and its Subsidiaries shall be in compliance with the covenants contained in Section 6.1 as of the last day of the most recently completed Fiscal Quarter, giving pro forma effect to such issuance as if such issuance had occurred as of such last day of the most recently completed Fiscal Quarter, (j) does not provide for or result in any cash fees or other cash consideration being paid in connection with the issuance thereof (i) to any holder of the Senior Subordinated Notes or the Senior Subordinated Discount Notes or any such holder’s Affiliates, investment advisors, or managers, except for any customary consent solicitation fees paid on a pro rata basis to the holders thereof who consent to any required amendment, modification or supplement of the Senior Subordinated Notes Indenture or the Senior Subordinated Discount Notes Indenture, as applicable entered into in connection therewith and which amendment, modification or supplement is otherwise permitted under the terms of this Agreement, or (ii) to any holder of such Indebtedness being issued, or any such holder’s Affiliates, investment advisors, or managers, other than, in each case, customary underwriting or advisory fees paid to any such Person solely in its capacity as underwriter, financial advisor or arranger for such Indebtedness being issued, and (k) no Default or Event of Default is continuing after giving effect to the transactions contemplated by such issuance of Indebtedness.

“Permitted Noteholder Investors” means, for only as long as the Permitted Investors continue to own and control of record and beneficially, directly or indirectly, an amount of outstanding common stock of Holdings equal to at least 51% of the outstanding common stock of Holdings, the collective reference to the beneficial owners of the Senior Subordinated Notes and the beneficial owners of the Senior Subordinated Discount Notes who become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), of the outstanding common stock of Holdings in exchange for such Senior Subordinated Notes or Senior Subordinated Discount Notes, and their respective transferees and assigns.

“Permitted PIK Notes” means non-amortizing payment-in-kind notes issued solely by Holdings or the Borrower (and as to which no Subsidiary of the Borrower has any obligation) that (a) does not provide on its terms for any scheduled repayment, mandatory redemption or sinking fund obligation prior to at least six months after the latest of the Scheduled Termination Date, the Tranche A (Euro) Term Loan Maturity Date and the Tranche B Term Loan Maturity Date, (b) bear interest payable only in-kind until at least six-months after the latest of the Scheduled Termination Date, the Tranche A (Euro) Term Loan Maturity Date and the Tranche B Term Loan Maturity Date, (c)(i)(A) the provisions (including the covenants, events of default, subsidiary guarantees and other terms (other than interest rate and redemption premiums)), are less restrictive of Holdings, the Borrower and their Subsidiaries than those in the Loan Documents (or if more restrictive, the Loan Documents shall be amended to the extent necessary to make such provisions less restrictive) and (B) such provisions are on market terms for similar Indebtedness of similar issuers at the time of issuance or (ii) is evidenced by documents that are satisfactory to the Requisite Lenders (including without limiting the generality of the foregoing that the terms and provisions thereof do not otherwise confer upon the holders of such Indebtedness (or the trustee or other representative on their behalf) any rights or impose obligations on Holdings or the Borrower or their respective Subsidiaries, that, taken as a whole, would be materially adverse to the interests of Holdings, the Borrower, their respective Subsidiaries or the Lenders), (d) no Subsidiary is an obligor, (e) is issued by Holdings or the Borrower, as the case may be, solely in exchange for, or in respect of the refinancing, refunding, repayment, satisfaction or defeasance of the Senior Subordinated Discount Notes or Senior Subordinated Notes (including any accrued interest, premium or fee payable in connection with such exchange, refinancing, refunding, repayment, satisfaction or defeasance), (f) immediately after giving effect to such issuance of Indebtedness, Holdings, the Borrower and its Subsidiaries shall be in compliance with the covenants contained in Section 6.1 as of the last day of the most recently completed Fiscal Quarter, giving pro forma effect to such issuance as if such issuance had occurred as of such last day of the most recently completed Fiscal Quarter, (g) does not provide for or result in any cash fees or other cash consideration being paid in connection with the issuance thereof (i) to any holder of the Senior Subordinated Notes or the Senior Subordinated Discount Notes, or any such holder’s Affiliates, investment advisors, or managers, except for any customary consent solicitation fees paid on a pro rata basis to the holders thereof who consent to any required amendment, modification or supplement of the Senior Subordinated Notes Indenture or the Senior Subordinated Discount Notes Indenture, as applicable entered into in connection therewith and which amendment, modification or supplement is otherwise permitted under the terms of this Agreement, or (ii) to any holder of such Indebtedness being issued, or any such holder’s Affiliates, investment advisors, or managers, other than, in each case, customary underwriting or advisory fees paid to any such Person solely in its capacity as underwriter, financial advisor or arranger for such Indebtedness being issued, and (h) no Default or Event of Default is continuing after giving effect to the transactions contemplated by such issuance of Indebtedness.

“Second Lien Credit Agreement” means the Credit Agreement dated as of June 23, 2006 among the Borrower, Holdings, the Second Lien Agent, the other agents therein named and the lenders thereunder, as the same may be amended, restated, supplemented, refinanced or otherwise modified from time to time to the extent permitted by the terms of the Intercreditor Agreement.

“Second Lien Credit Documents” means the Second Lien Credit Agreement, the other Loan Documents as defined in the Second Lien Credit Agreement, and each of the other agreements, documents and instruments delivered at any time in connection with the foregoing, as the same may be amended, restated, supplemented, refinanced or otherwise modified from time to time to the extent permitted by the terms of the Intercreditor Agreement.

“Second Lien Indebtedness” shall mean the term loans in the aggregate principal amount of $85,000,000 and all other “Obligations” as defined in, and which arise under the Second Lien Credit Agreement, provided that no Subsidiary may be an obligor with respect to such Indebtedness if such Subsidiary is not a Subsidiary Guarantor hereunder.

“Security Document” means a Collateral Document.

“Senior Subordinated Discount Notes” means the 12¼% senior subordinated discount notes due 2014 in an aggregate principal amount at maturity of $136,040,000 issued on November 12, 2003 by Holdings.

“Senior Subordinated Discount Notes Indenture” means the Indenture, dated as of November 12, 2003, among Holdings, the Borrower, certain subsidiaries of the Borrower, and Wells Fargo Bank Minnesota, National Association, as Trustee, pursuant to which the Senior Subordinated Discount Notes were issued.

Schedule 2.2
Other Amendments to Credit Agreement

Amendments to Article II (The Facilities)

1.             Amendments to Section 2.8 (Optional Prepayments). Section 2.8(c) of the Credit Agreement is hereby amended by adding the word “voluntary” after the phrase “no right to”.

Amendments to Article IV (Representations and Warranties)

1.             Amendment to Section 4.5 (No Legal Bar). Section 4.5 of the Credit Agreement is amended to add “and the Second Lien Credit Documents” after the phrase “created by the Collateral Documents” appearing in the first sentence thereof.

2.             Amendment to Section 4.15 (Ownership of Borrower; Subsidiaries). Section 4.15 of the Credit Agreement is amended in its entirety to read as follows:

“Section 4.15 Ownership of Borrower; Subsidiaries

(a)           Holdings has no direct Subsidiary other than the Borrower. The authorized capital stock of the Borrower consists of 100 shares of common stock, $0.01 par value per share, of which 100 shares are issued and outstanding. All of the outstanding capital stock of the Borrower has been validly issued, is fully paid and non-assessable and is owned beneficially and of record by Holdings, free and clear of all Liens other than the Liens in favor of the Secured Parties (as defined in the Second Lien Credit Agreement) created by the Second Lien Credit Documents and the Liens in favor of the Secured Parties created by the Security Agreement. There are no agreements or understandings to which the Borrower is a party with respect to the voting, sale or transfer of any shares of Capital Stock of the Borrower or any agreement restricting the transfer or hypothecation of any such shares.

(b)           Except as disclosed to the Administrative Agent by the Borrower in writing from time to time after the Closing Date, (i) Schedule 4.15 sets forth the name and jurisdiction of incorporation of each Subsidiary of the Borrower and, as to each such Subsidiary, the number of shares of each class of Capital Stock authorized (if applicable), the number outstanding and the number and percentage of each class of Capital Stock owned by any Loan Party or any Subsidiary thereof and (ii) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of the Borrower or any Subsidiary of the Borrower, except as created by the Loan Documents and the Second Lien Credit Documents. All of the outstanding Capital Stock of each Subsidiary of the Borrower has been validly issued, is fully paid and non-assessable and is owned by the Borrower or a Subsidiary of the Borrower, free and clear of all Liens other than the Liens in favor of the Secured Parties (as defined in the Second Lien Credit Agreement) created by the Second Lien Credit Documents and the Liens in favor of the Secured Parties created pursuant to the Security Agreement. Neither the Borrower nor any Subsidiary of the Borrower is a party to, or has knowledge of, any material agreement materially restricting the transfer or hypothecation of any Stock of any such Subsidiary, other than the Loan Documents and the Second Lien Credit Documents. Neither Holdings, the Borrower nor any of its Subsidiaries owns or holds, directly or indirectly, any Stock of any Person other than such Subsidiaries and Investments permitted by Section 6.8. Each Subsidiary of the Borrower is a Wholly Owned Subsidiary.”

3.             Amendments to Section 4.24 (Senior Subordinated Debt Documents). Sections 4.24 (d) and (e) of the Credit Agreement are each hereby amended by adding “and the Senior Subordinated Discount Notes Indenture” after the phrase “Senior Subordinated Notes Indenture.”

Amendments to Article V (Affirmative Covenants)

1.             Amendment to Section 5.1. Sections 5.1(a) and 5.1(b) of the Credit Agreement are each hereby amended by adding the phrase “or the Senior Subordinated Discount Notes Indenture” in the first parenthetical after the phrase “Senior Subordinated Notes Indenture.”

2.             Amendment to Section 5.2. (a) Section 5.2(e) of the Credit Agreement is hereby amended by revising the phrase “Senior Subordinated Notes” to read “Junior Lien Indebtedness, Senior Subordinated Notes, or Senior Subordinated Discount Notes”; (b) Section 5.2(l) is hereby amended by (i) revising the phrase “Holdings Permitted PIK Notes” to read “Permitted PIK Notes or Permitted Additional Secured Indebtedness”, and (ii) inserting the phrase “(other than such engagement letters, underwriting agreements and fee agreements with the arrangers, administrative agents, collateral agents or trustees thereof that typically would be, and are, subject to customary confidentiality restrictions preventing disclosure to the Administrative Agent and the Lenders)” immediately prior to the semi-colon at the end thereof.

3.             Amendment to Section 5.7 (Notices). Section 5.7  of the Credit Agreement is hereby amended by (a) adding the phrase “or the Senior Subordinated Discount Notes Indenture or any Junior Lien Document” to the end of clause (vi) thereof, and (b) deleting the period at the end of subsection (vii) and replacing it with “; and” and adding the following new subsections (viii) to the end: “(viii) A copy of each notice required to be given, and any other material notice given to holders of Second Lien Indebtedness, to holders of Permitted Additional Secured Indebtedness, to holders of Senior Subordinated Notes, or to holders of Senior Subordinated Discount Notes”.

4.             Amendment to Section 5.10(d)(i). Section 5.10(d)(i) of the Credit Agreement is hereby amended to replace the words “Capital Stock” the second time it appears with the words “Voting Stock”.

5.             Amendment to Section 5.13 (Corporate Restructuring). Section 5.13 of the Credit Agreement is hereby amended to add the word “Revolving” prior to the word “Note” in clause (iii) thereof.

6.             Add New Section 5.14 (Affirmative Covenants in Second Lien Credit Documents). Article V of the Credit Agreement is hereby amended by adding the following new Section 5.14:

“Section 5.14. Affirmative Covenants in Second Lien Credit Documents. Each of the Borrower and Holdings agrees to comply with the covenants set forth in Article V of the Second Lien Credit Agreement to the same extent as if each such covenant (and any capitalized or otherwise defined terms appearing therein) were set forth in Article V of this Agreement.”

7.             Add New Section 5.15 (Further Assurances). Article V of the Credit Agreement is hereby amended by adding the following new Section 5.15:

“Section 5.15. Further Assurances. Promptly upon request by the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, and re-file, any and all such further acts, certificates, assurances and other instruments as the Administrative Agent may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, grant, preserve, protect and confirm unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so.”

Amendments to Article VI (Negative Covenants)

1.             Amendments to Section 6.2 (Permitted Indebtedness).

(a)      Section 6.2 is hereby amended by revising the first parenthetical in clause (iv) to read as follows:  “(other than Hedging Contracts, the Senior Subordinated Notes and the Senior Subordinated Discount Notes)”.

(b)      Section 6.2 is hereby further amended by amending each of  clause (v) and clause (xiii) by adding the following parenthetical after the word “Indebtedness”: (other than Indebtedness of (x) any Subsidiary of Holdings that directly owns Capital Stock  in an Excluded Foreign Subsidiary, and (y) Merisant Spain, S.L.)”, and by adding the following proviso at the end of clause (xiii): “provided, further, that, in no event shall the aggregate amount of all such Indebtedness of Merisant Netherlands pursuant to this clause (xiii) exceed $2,000,000 outstanding at any time;”

(c)      Section 6.2 is hereby further amended by amending clause (ix) by adding the following after the word “Subsidiaries”:  (other than (x) any Subsidiary that directly owns Capital Stock  in an Excluded Foreign Subsidiary, and (y) Merisant Spain, S.L.)”.

(d)      Section 6.2 is hereby further amended by amending clause (xii) in its entirety to read as follows:  “(xii) Indebtedness of Holdings consisting of Senior Subordinated Discount Notes issued by Holdings pursuant to the Senior Subordinated Discount Notes Indenture;”

(e)      Section 6.2(xiv) is hereby amended, in its entirety,  to read as follows:  “(xiv) Second Lien Indebtedness and any refinancing thereof that is permitted by the Intercreditor Agreement;”

(f)       Section 6.2(xv)  is hereby amended, in its entirety,  to read as follows:

“(xv)  Guarantee Obligations (I) by any Loan Party (other than any Subsidiary that directly owns Capital Stock  in an Excluded Foreign Subsidiary) of any Indebtedness of any Loan Party incurred pursuant to Section 6.2(ix) or Section 6.2(xvii), or (II) by any Loan Party of Indebtedness of the Borrower incurred pursuant to Section 6.2(xiv);”

(g)      Section 6.2 is hereby further amended by adding the following clauses:

“(xvi)      Permitted PIK Notes; and

(xvii)       Permitted Additional Secured Indebtedness.”

2.             Amendment to Section 6.3 (Permitted Liens).

(a)      Section 6.3(xiii) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(xiii)      Liens securing Second Lien Indebtedness, provided that (A) all property encumbered by such Liens shall also be encumbered by Liens securing the Obligations, and the Liens on such property that secure the Obligations shall be perfected at least to the same extent as the Liens on such property securing Second Lien Indebtedness; and (B) such Liens shall be subordinate to the Liens securing the Obligations pursuant to the Intercreditor Agreement;”

(b)      Section 6.3 of the Credit Agreement is hereby further amended by adding the following clause:

“(xv)     Liens securing Indebtedness of the Borrower or any of its Subsidiaries incurred pursuant to Section 6.2(xvii).”

3.             Amendment to Section 6.4 (Fundamental Changes).

(a)      Section 6.4(c) of the Credit Agreement is hereby amended by adding the following clause after the phrase “except for changes and amendments” and before the phrase “which do not materially affect”:

“(i)          to authorize issuance of Holdings Permitted Preferred Stock or (ii)”

(b)      Section 6.4(c) of the Credit Agreement is further amended by revising clause (vi) therein to read as follows:  “(vi) [Intentionally Omitted].”

4.             Amendment to Section 6.6 (Restricted Payments).

(a)      Section 6.6 of the Credit Agreement is hereby amended by amending clause (b)(y) thereof in its entirety as follows:

“(y) any refinancing of Indebtedness expressly permitted by Section 6.2, and”

(b)      Section 6.6(ii) of the Credit Agreement is further amended to delete the phrase “may pay dividends to Holdings to permit Holdings to accrue” and to substitute the following therefor:  “and Holdings may accrue”.

(c)      Clause (v) of Section 6.6 of the Credit Agreement is hereby amended in its entirety to read as follows:

“(v)         Holdings, the Borrower or any Subsidiary thereof may make Restricted Payments of Indebtedness (other than any Second Lien Indebtedness) in any Fiscal Year in an aggregate amount not to exceed the lesser of (A) 50% of Excess Cash Flow for the preceding Fiscal Year and (B) $10,000,000;”

(d)      The last appearing clause (vii) of Section 6.6 of the Credit Agreement is amended in its entirety to read as follows:

“(vii)       Holdings or the Borrower may, and may make such Restricted Payments necessary to (A) exchange for or (B) refinance, refund, repay, satisfy or defease with the Net Cash Proceeds of, an Equity Issuance of its Capital Stock (other than Disqualified Capital Stock), the Senior Subordinated Notes or Senior Subordinated Discount Notes in an amount not to exceed the amount of Net Cash Proceeds of such Equity Issuance not otherwise required to prepay the Obligations pursuant to Section 2.9, provided that any such Capital Stock not consisting of common stock shall be Holdings Permitted Preferred Stock;

(viii)        Holdings or the Borrower may, and may make such Restricted Payments necessary to (A) issue Permitted PIK Notes in exchange for Senior Subordinated Notes or Senior Subordinated Discount Notes or (B) refinance, refund, repay, satisfy or defease Senior Subordinated Notes or Senior Subordinated Discount Notes with the Net Cash Proceeds from the incurrence of Permitted PIK Notes; and

(ix)           the Borrower may, and may make such Restricted Payments necessary to (A) issue or incur Permitted Additional Secured Indebtedness in exchange for Senior Subordinated Notes or Senior Subordinated Discount Notes or (B) refinance, refund, repay, satisfy or defease Senior Subordinated Notes or Senior Subordinated Discount Notes with the Net Cash Proceeds from the incurrence of Permitted Additional Secured Indebtedness.”

(e)      The proviso at the end of Section 6.6 of the Credit Agreement is amended to delete the phrase “clause (ii), (v), (vi) or (vii)” and to substitute the following therefor:  “clause (ii),(v), (vi), (vii), (viii) or (ix)”.

5.             Amendment to Section 6.8 (Investments). Section 6.8 of the Credit Agreement is hereby amended by deleting the period at the end of clause (xiv) and inserting “; and” in lieu thereof and adding the following clause (xv):

“(xv)       Investments to the extent permitted by Section 6.6 (vii), (viii) and (ix) by Holdings or the Borrower in the Senior Subordinated Notes or Senior Subordinated Discount Notes in which such Senior Subordinated Notes or Senior Subordinated Discount Notes, respectively, are simultaneously cancelled with, and in the amount of, such Investment.”

6.             Amendment to Sections 6.13 (Negative Pledge clauses) and 6.14 (clauses Restricting Subsidiary Distributions).

Section 6.13(a) and Section 6.14(i) of the Credit Agreement are each amended by adding the phrase “, the Second Lien Credit Documents and the other Junior Lien Documents (provided, however, that any such restriction or limitation in any such other Junior Lien Document is not more onerous or restrictive than those contained in the Second Lien Credit Documents)” at the end thereof.

7.             Amendment to Section 6.15 (Lines of Business). Section 6.15  is hereby amended by changing the title to: “Lines of Business; Activities of Subsidiaries Owning Capital Stock of Excluded Foreign Subsidiaries and Activities of Merisant Spain, S.L. and Merisant Netherlands.”, and by adding the following new sentences to the end of Section 6.15:

“Neither Merisant Foreign Holdings I, Inc. (nor any other Subsidiary of Holdings that directly owns Stock of an Excluded Foreign Subsidiary), shall, and Holdings and Borrower will not permit any such Subsidiary to, (1) engage in any business or operations, other than the ownership of shares of Capital Stock of Merisant Spain, S.L., Merisant Netherlands, SwissCo 2, and Merisant Puerto Rico, Inc. and

qualifying shares of any other Excluded Foreign Subsidiaries, (2) own, lease, manage or otherwise operate any properties or assets other than incidental to such ownership, or (3) incur, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (x) nonconsensual obligations imposed by operation of law, (y) pursuant to the Loan Documents to which it is a party and (z)  other Indebtedness permitted to be incurred by  it under Section 6.2.

Merisant Spain, S.L. will not, and Holdings and Borrower will not permit Merisant Spain, S.L. to, (1) engage in any business or operations other than those incidental to its ownership of the Capital Stock of the Merisant Netherlands, (2) own, lease, manage or otherwise operate any properties or assets other than incidental to such ownership, or (3) incur, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (x) nonconsensual obligations imposed by operation of law, and (y)  other Indebtedness permitted to be incurred by it under Section 6.2.

8.             Amendment to  Section 6.17 (Modification of Subordinated Agreements).

(a)      Section 6.17 of the Credit Agreement is hereby amended by adding “(i)” at the beginning of such Section, and by adding the words “or the Senior Subordinated Discount Notes (or the Senior Subordinated Discount Notes Indenture or any other agreement in connection therewith) or any documents or agreements governing Permitted Additional Secured Indebtedness or Permitted PIK Notes” after the words “in connection therewith)”.

(b)      Section 6.17 of the Credit Agreement is hereby further amended by adding clause (ii) that reads as follows:

“(ii)         The Borrower shall not designate, or permit the designation of, any Indebtedness (other than under the Loan Documents, the Second Lien Credit Documents or the Permitted Additional Secured Indebtedness or any permitted refinancing, refunding, renewal, or extension thereof) as “Designated Senior Indebtedness” for the purpose of the definition of the same or the subordination provisions contained in the Senior Subordinated Note Indenture, the Senior Subordinated Discount Note Indenture or any permitted refinancing or successive refinancing of either without the consent of the Administrative Agent.”

9.             Add New Sections to Article VI:  Section 6.20 (Junior Lien Indebtedness and Intercreditor Agreement), Section 6.21 (Second Lien Credit Documents), and Section 6.22 (Limitation on Layering). New Sections 6.20, 6.21 and 6.22 are hereby added  to the Credit Agreement, as follows:

“Section 6.20. Junior Lien Indebtedness; Intercreditor Agreement.

(a)           Second Lien Credit Documents. Subject to the terms of the Intercreditor Agreement, each of the Borrower and Holdings agree, on behalf of itself and on behalf of each of the other Loan Parties, that neither the Second Lien Credit Agreement nor any other Second Lien Credit Document will (i) provide for loans in an aggregate principal amount greater than $85,000,000 or the then-existing principal amount as permitted by the Intercreditor Agreement, (ii) contravene the provisions of the Intercreditor Agreement, (iii) provide for covenants, representations and warranties, events of default, rights or remedies which are in the aggregate on terms less favorable to the Lenders, or (iv) provide for collateral securing Indebtedness thereunder which is more extensive than the Collateral, or provide for guaranties from Subsidiaries or other Persons that are not required to deliver Guaranties under this Agreement, unless in each case such collateral or guaranty is also provided to the Administrative Agent for the benefit of the Lenders.

(b)           Junior Lien Documents:  Rights in Respect of Collateral. Each of the Borrower and Holdings agree, on behalf of itself and on behalf of each of the other Loan Parties, that (i) in the event that Borrower, Holdings or any other Loan Party enters into or is a party to any agreement relating to Collateral that gives holders of Junior Lien Indebtedness (or any agent acting on their behalf) any rights, benefits or interests that are not given to the Administrative Agent acting for the benefit of the Lenders, then the Borrower, Holdings or such other Loan Party, as applicable, shall notify the Administrative Agent thereof and shall enter into such additional agreements as may be requested by the Administrative Agent in order to give to the Administrative Agent rights, benefits and interests that are not less than those given to the holders of Junior Lien Indebtedness (or any agent acting on their behalf), and (ii) in the event that any of the Junior Lien Documents give to holders of Junior Lien Indebtedness (or any agent acting on their behalf) any rights, benefits or interests relating to Collateral that the Administrative Agent does not have pursuant to the Collateral Documents, then the applicable Collateral Documents shall be automatically amended so as to give to the Administrative Agent such rights, and the Administrative Agent shall have such rights to the same extent as such holders of Junior Lien Indebtedness (or agent acting on their behalf).

(c)           Amendments to Junior Lien Documents. The Borrower and Holdings will not, and will not permit any of their respective Subsidiaries to, (i) enter into any amendment to any Junior Lien Document or enter into any new Junior Lien Document other than in accordance with the Intercreditor Agreement (or the applicable intercreditor agreement relating to any Permitted Additional Secured Indebtedness, as applicable). The Borrower shall provide a copy of any such amendment or new Junior Lien Document substantially concurrently with the closing thereof. Without limiting the foregoing, Borrower and Holdings agree that all documents executed as a post-closing condition under the Second Lien Credit Agreement, including the documents pertaining to Liens on Capital Stock of Merisant Spain, S.L., shall be substantially similar to the counterpart documents executed in connection with the Credit Agreement and the Loan Documents (except for the addition of customary language indicating a second-lien or junior lien) or otherwise reasonably satisfactory to the Administrative Agent.

(d)           Intercreditor Agreement. Each of the Borrower and Holdings, on behalf of itself and on behalf of each its Subsidiaries, (i) consents to the terms of the Intercreditor Agreement and the intercreditor arrangements provided for therein and agrees that its obligations under the Loan Documents will in no way be diminished or otherwise affected by such provisions or arrangements, and (ii) agrees that it will not, and will not permit any of its Subsidiaries to, take any action that would be inconsistent with or result in contravention of the Intercreditor Agreement.

Section 6.21. Negative Covenants in Second Lien Credit Documents. Each of the Borrower and Holdings shall comply with all of the covenants set forth in Article VI of the Second Lien Credit Agreement to the same extent as if each such covenant (and any capitalized or otherwise defined terms appearing therein) were set forth in Article VI of this Agreement.

Section 6.22 Limitation on Layering, Etc. The Borrower and Holdings will not, and will not permit any of their respective Subsidiaries to, directly or indirectly, incur or permit any Subsidiary to incur any Indebtedness that is or purports to be by its terms (or by the terms of any agreement governing such Indebtedness) contractually subordinated or junior in right of payment to any Indebtedness of the Borrower or any Guarantor unless such Indebtedness is contractually subordinated and/or junior in right of payment to the Loans and the other obligations under the Loan Documents, or such Guarantor’s Guaranty (as applicable) thereof, at least to the same extent as contractually subordinated or junior in right of payment to such other Indebtedness.”

Amendments to Article VII (Events of Default)

1.             Amendment to Section 7.1(i) (Collateral). Section 7.1(i) of the Credit Agreement is amended to read in its entirety as follows:

“(i)          any of the Collateral Documents shall cease, for any reason, to be in full force and effect, or any Loan Party, any Affiliate of any Loan Party, any other party thereto or any holders of Junior Lien Indebtedness (or any agent for such holders) shall so assert or shall contest the validity, perfection or priority of any Lien in any Collateral purported to be covered thereby, or any Lien created by any of the Collateral Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby, or any holders of Junior Lien Indebtedness (or any agent for such holders) fail to comply with the terms of the Intercreditor Agreement (with respect to the Second Lien Indebtedness) and the applicable intercreditor agreement relating to any Permitted Additional Secured Indebtedness, in any material respect; or”

2.             Section 7.1(k) of the Credit Agreement is hereby amended in its entirety to read as follows (with the new language underlined):

(k)           either (A) so long as the LLC exists, (x) the Sponsor shall cease to have the power to vote or direct the appointment of a majority of the board of managers or other governing body of the LLC (determined on a fully diluted basis), (y) the LLC shall cease to have the power to vote or direct the voting of securities having a majority of the of the ordinary voting power for the election of directors of Holdings (determined on a fully diluted basis), or (z) the LLC shall cease to own and control, of record and beneficially at least 66-2/3% (exclusive of the effect of any ownership by the Permitted Noteholder Investors) of each class of outstanding Capital Stock of Holdings free and clear of all Liens (except Liens created by the Security Agreement) or (B) in any case where the LLC no longer exists, the Permitted Investors shall cease to have the power to vote or direct the voting of securities having a majority of the ordinary voting power for the election of directors of Holdings (determined on a fully diluted basis); or

3.             Section 7.1(l) of the Credit Agreement is hereby amended in its entirety to read as follows (with the new language underlined):

(l)            (i) the Permitted Investors shall cease to own of record and beneficially, directly or indirectly, an amount of common stock of Holdings equal to at least 66-2/3% (exclusive of the effect of any ownership by the Permitted Noteholder Investors) of the amount of common stock of Holdings owned, directly or indirectly, by the Permitted Investors as of the Formation Date; (ii) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), excluding the LLC, Permitted Noteholder Investors and Permitted Investors, shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 33-1/3% of the outstanding common stock of Holdings; (iii) the board of directors of Holdings shall cease to consist of a majority of Continuing Directors; (iv) Holdings shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Capital Stock of the Borrower free and clear of all Liens (except Liens created by the Security Agreement); or (v) any “Change of Control” as defined in the Senior Subordinated Notes Indenture or Senior Subordinated

Discount Notes Indenture, so long as such applicable indenture shall be in full force and effect, shall have occurred or exist; or

4.             Section 7.1(m) of the Credit Agreement is hereby amended in its entirety to read as follows (with the new language underlined and the deleted language shown as stricken):

(m)          Holdings shall (i) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of the Borrower, (ii) incur, create, assume or suffer to exist any Indebtedness or other liabilities or financial obligations, except (x) nonconsensual obligations imposed by operation of law, (y) pursuant to the Loan Documents to which it is a party and (z) ~~obligations with respect to its Capital Stock or Holdings Permitted PIK Notes issued pursuant to Section 6.2(xii)~~other Indebtedness expressly permitted to be incurred by Holdings under Section 6.2, or (iii) own, lease, manage or otherwise operate any properties or assets (including cash (other than cash received in connection with dividends made by the Borrower in accordance with Section 6.6 pending application in the manner contemplated by said Section) and cash equivalents) other than the ownership of shares of Stock of the Borrower, or

5.             Add new Section 7.1(o) (Second Lien Credit Agreement Cross-Default). Section 7.1(o)  of the Credit Agreement is further amended by adding a new subsection (o) as set forth below (and  existing subsection (n) is amended by deleting the period at the end and replacing it with “or”):

“(o)         An Event of Default as defined in the Second Lien Credit Agreement shall occur; or any default or event of default shall occur under any other Junior Lien Document.”

Other Amendments to the Credit Agreement

1.             Amendment to Section 9.12 (Submission to Jurisdiction). Section 9.12(a) of the Credit Agreement is amended by adding the words “sitting in New York County” after the words “non-exclusive general jurisdiction of the courts of the State of the New York”.

New Section 9.20 added to the Credit Agreement (Relating to Intercreditor Agreement)

1.    Section 9.20 of the Credit Agreement is redesignated as Section 9.21, and a new Section 9.20 is hereby added to the Credit Agreement as follows:

“Section 9.20. Intercreditor Agreement. (a)  The Lenders (1) consent to the terms of the Intercreditor Agreement, and agree to be bound thereby, (2) authorize and direct the Administrative Agent to enter into the Intercreditor Agreement on its behalf, and (3) authorize the Administrative Agent to take all actions and executed all documents required or deemed advisable by the Administrative Agent in accordance with the terms of the Intercreditor Agreement.

(b)           The terms of the Intercreditor Agreement shall be binding on all Lenders, their successors and assigns.”

Amendment to Exhibits

1.    Exhibit A to the Credit Agreement (Form of Assignment and Acceptance) is amended to add the following language as new Paragraph 9 thereof:

9.             “The Assignee shall have the rights and obligations under the Intercreditor Agreement of a First Lien Claimholder (as defined in the Intercreditor Agreement) and accepts and is bound by the terms of the Intercreditor Agreement.”

Schedule 5.1
Representations and Warranties

a)             The representations and warranties of each of the Borrower and Holdings in Article IV of the Credit Agreement and in clauses (b) through (e) of this Schedule 5.1 are on the date of execution and delivery of this Amendment, and will be on the Amendment Effective Date, true, correct and complete in all material respects with the same effect as though made on and as of such respective date (or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date).

b)            Each of the Borrower and Holdings is in compliance in all material respects with all the terms and provisions set forth in the Credit Agreement and in each other Loan Document on its part to be observed or performed; and no Default or Event of Default has occurred and is continuing.

c)             The execution, delivery and performance by the Borrower, Holdings and each Subsidiary Guarantor of this Amendment:  (i) are within such Person’s  corporate or limited liability company powers; (ii) have been duly authorized by all necessary corporate or other entity action, including the consent of the holders of its equity interests where required; (iii) do not and will not (A) contravene the certificate of incorporation or formation, as applicable or by-laws or limited liability company agreement of such Person, (B) violate any other applicable Requirement of Law applicable to such Person, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of such Person, or (D) result in the creation or imposition of any Lien upon any of the property of such Person pursuant to any Requirement of Law or any such Contractual Obligation other than those Liens permitted by the Loan Documents; and (iv) do not and will not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those which prior to the Amendment Effective Date will have been obtained or made and, to the extent requested by Administrative Agent, copies of which prior to the Amendment Effective Date will have been delivered to the Administrative Agent, and each of which on the Amendment Effective Date will be in full force and effect.

d)            No investigation, litigation or proceeding exists or, to the best knowledge of Holdings or the Borrower, is threatened, of the type described in Section 4.6 of the Credit Agreement or that seeks to affect any transaction contemplated by this Amendment or permitted herein.

e)             This Amendment has been duly executed and delivered by the Borrower, Holdings and each Subsidiary Guarantor. Each of this Amendment and the Credit Agreement constitutes the legal, valid and binding obligation of the Borrower, Holdings, and each Subsidiary Guarantor, enforceable against such Person in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.